UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 28, 2018

STEREOTAXIS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-36159	94-3120386
(Commission File Number)	(IRS Employer Identification No.)

4320 Forest Park Avenue, Suite 100, St. Louis, Missouri	63108
(Address of Principal Executive Offices)	(Zip Code)

(314) 678-6100

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Definitive Material Agreement

On February 28, 2018, Stereotaxis, Inc. (the “Company”) entered into a Consent and Amendment with the holders of a majority of the shares of common stock issuable upon exercise of the outstanding warrants (the “SPA Warrants”) issued pursuant to the Stock Purchase Agreement dated September 26, 2016, by and among the Company and certain institutional and accredited investors named therein. Pursuant to the terms of the SPA Warrants, the provisions of the Consent and Amendment are binding on all holders of the SPA Warrants.

The Consent and Amendment amends and restates the SPA Warrants to provide for a reduction in the exercise price of the SPA Warrants from $0.70 per share to $0.28 per share for a period that commenced at 8:00 a.m. (Eastern Standard Time) on March 1, 2018 and ended at 1:00 p.m. (Eastern Standard Time) on March 5, 2018 (the “Restricted Exercise Period”), provided that (i) exercises of the SPA Warrants at the reduced exercise price will only be effected if the aggregate exercise price for all SPA Warrants exercised during the Restricted Exercise Period is at least $6,000,000 (the “Exercise Condition”), (ii) cashless exercise is not permitted during the Restricted Exercise Period and (iii) the exercising holder is required to enter into a lock-up agreement with the Company agreeing not to sell the SPA Warrants or the shares received on exercise of the SPA Warrants (the “Warrant Shares”) for a period of 18 months following March 12, 2018. The Consent and Amendment also provides that the limitations on beneficial ownership of the Company’s common stock set forth in the SPA Warrants will not apply to Warrant Shares issued to a holder upon exercises of such holder’s SPA Warrants during the Restricted Exercise Period, and eliminates the right of holders to require the Company to redeem their SPA Warrants in exchange for cash in certain circumstances.

The Consent and Amendment also releases and waives (i) any registration default, and (ii) the requirement or obligation to make any registration delay payments or other liabilities or damages under the Registration Rights Agreement, dated September 26, 2016 and entered into in connection with the Securities Purchase Agreement referred to above, in the event the Company determines, exercising its reasonable judgment, that it is necessary to file a new registration statement (or post-effective amendment to the Registration Statement on Form S-1 (File No. 333- 214255)) to register for resale the shares of common stock issuable upon exercise of the SPA Warrants as amended, provided that any such new registration statement (or post-effective amendment) shall be filed by the Company no later than 30 days after the date of the Consent and Amendment, and shall have become effective no later than 60 days thereafter.

The foregoing description is qualified in its entirety by the terms of the Consent and Amendment, which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Item 2.02	Results of Operations and Financial Condition

On March 6, 2018, the Company issued a press release (the “Earnings Press Release”) setting forth its financial results for the fourth quarter of fiscal year 2017 and the year ended December 31, 2017. A copy of the Earnings Press Release is being filed as Exhibit 99.1 hereto, and the statements contained therein are incorporated by reference herein.

Forward-Looking Statements and Additional Information

Statements are made herein or incorporated herein that are “forward-looking statements” as defined by the Securities and Exchange Commission (the “SEC”). All statements, other than statements of historical fact, included or incorporated herein that address activities, events or developments that the Company expects, believes or anticipates will or may occur in the future are forward-looking statements. These statements are not guarantees of future events or the Company’s future performance and are subject to risks, uncertainties and other important factors that could cause events or the Company’s actual performance or achievements to be materially different than those projected by the Company. For a full discussion of these risks, uncertainties and factors, the Company encourages you to read its documents on file with the SEC. Except as required by law, the Company does not intend to update or revise its forward-looking statements, whether as a result of new information, future events or otherwise.

In accordance with General Instruction B.2. of Form 8-K, the information contained in Item 2.02 and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 3.02.	Unregistered Sales of Equity Securities

The description of the Consent and Amendment set forth under Item 1.01 is incorporated herein by reference.

The Consent and Amendment was entered into, and the amended and restated SPA Warrants are being issued in reliance upon, the exemption from registration afforded by Section 3(a)(9) of the Securities Act and corresponding provisions of state securities laws. No consideration was received by the Company in connection with the Consent and Amendment or the restated warrants.

The Company received exercise notices under the SPA Warrants at the reduced exercise price during the Restricted Exercise Period for an aggregate exercise price of $10,021,739, and as a result, the Exercise Condition was satisfied. At settlement, the Company will issue 35,791,927 shares of common stock to such holders as a result of such exercise.

In connection with the issuance of shares of common stock upon exercise of the SPA warrants, the Company is relying on the exemption from registration afforded by Section 4(a)(2) and Regulation D (Rule 506) of the Securities Act of 1933, as amended (the “Securities Act”), based on representations to the Company made by the warrant holders “that they are accredited investors” as such term is defined under Regulation D of the Securities Act. Until registered, the shares of common stock issued upon such exercise may not be offered or sold in the United States absent registration or availability of an applicable exemption from registration.

Item 9.01.	Financial Statements and Exhibits

(a)    Not applicable

(b)    Not applicable

(c)    Not applicable

(d)	Exhibits:

Exhibit Number	Description

4.1	Form of Amended and Restated Warrant of Stereotaxis, Inc.

10.1	Consent and Amendment dated as of February 28, 2018, by and between Stereotaxis, Inc. and the holders identified on the signature pages thereto

10.2	Form of Lock-up Agreement between Stereotaxis, Inc. and the holders exercising the Amended and Restated Warrant, dated as of March 5, 2018

99.1	Stereotaxis, Inc. Earnings Press Release dated March 6, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STEREOTAXIS, INC.

Date: March 6, 2018	By:	/s/ Karen Witte Duros
	Name:	Karen Witte Duros
	Title:	Sr. Vice President, General Counsel

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